AOMT 2020-SBC1 ABS-15G

Exhibit 99.1

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third-party due diligence services

Legal Name:	AMC Diligence, LLC
Business Name (if Different):
Principal Business Address:	150 East 52nd Street, Suite 4002, New York, NY 10022

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name:	Angel Oak Real Estate Investment Trust II
Business Name (If Different):
Principal Business Address:	3344 Peachtree Road NE, Suite 1725, Atlanta, GA 30326

Item 3: Credit rating criteria

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	There are no published rating criteria for this asset class

Item 4: Description of the due diligence performed

See attached.

Item 5: Summary of findings and conclusions of review

See attached.

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CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:	AMC Diligence, LLC

(Print name of duly authorized person)

By:	Angelo Nyiri
Signature:
Date:	11/2/2020

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Item 4. Description of the due diligence performed.

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial assets. The review was conducted on behalf of Angel Oak Capital Advisors (“Client”) in October 2020 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

The Client requested that AMC perform a review, based upon the Guideline Review scopes detailed in Section 5, on a total of one hundred and thirty-nine (139) unique assets (the “Review”). Zero (0) assets were excluded from the final securitization population as a result of the review.

The Review totals, for assets within the final securitization population, were as follows:

	Property Type	Review Population*	Pool	%
Review			Population**	Population
Guideline Review	Small Bal CRE	139	247	56.28%

In addition to the Guideline AMC performed a Servicing Review and Title Review as detailed further in Section 8.

Review	Property Type	Review Population	Pool	%
			Population	Population
Servicer Comment Review	Small Bal CRE	18	247	7.29%
Pay History Review	Small Bal CRE	139	247	56.28%
Title Review	Small Bal CRE	19	247	7.69%

(3) Determination of the sample size and computation.

The sample sizes utilized were communicated by the Client to AMC. AMC did not choose the size of the samples but AMC did select loans for inclusion in a sample once a % of the number of loans to be reviewed had been determined.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual assets file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, involved forty (40) potential fields for the full Guideline Review.

Data Compare Loans:

# of Units	Index Type	Lien Position	Original Term
Amortization Term	Interest Only	LTV Valuation Value	Prepayment Penalty Period
Amortization Type	Interest Rate Change Frequency	Margin	Prepayment Penalty Period (months)
Appraised Value	Interest Rate Initial Cap	Maturity Date	Property Type
Borrower Full Name	Interest Rate Initial Maximum	Note Date	Purpose
City	Interest Rate Initial Minimum	Occupancy	Refi Purpose
Contract Sales Price	Interest Rate Life Cap	Original Interest Rate	Representative FICO
DCR UW	Interest Rate Life Min	Original Loan Amount	State
First Interest Rate Change Date	Interest Rate Periodic Cap	Original LTV	Street
First Payment Due Date	Investment Property Type	Original P&I	Zip

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Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Note Date	80	139	57.55%	139
DCR UW	14	139	10.07%	139
Street	2	139	1.44%	139
Maturity Date	1	139	0.72%	139
Original Term	1	139	0.72%	139
# of Units	0	139	0.00%	139
Amortization Term	0	139	0.00%	139
Amortization Type	0	139	0.00%	139
Appraised Value	0	139	0.00%	139
Borrower Full Name	0	139	0.00%	139
City	0	139	0.00%	139
Contract Sales Price	0	139	0.00%	139
First Interest Rate Change Date	0	139	0.00%	139
First Payment Due Date	0	139	0.00%	139
Index Type	0	139	0.00%	139
Interest Only	0	139	0.00%	139
Interest Rate Change Frequency	0	139	0.00%	139
Interest Rate Initial Cap	0	139	0.00%	139
Interest Rate Initial Maximum	0	139	0.00%	139
Interest Rate Initial Minimum	0	139	0.00%	139
Interest Rate Life Cap	0	139	0.00%	139
Interest Rate Life Min	0	139	0.00%	139
Interest Rate Periodic Cap	0	139	0.00%	139
Investment Property Type	0	139	0.00%	139
Lien Position	0	139	0.00%	139
LTV Valuation Value	0	139	0.00%	139
Margin	0	139	0.00%	139
Occupancy	0	139	0.00%	139
Original Interest Rate	0	139	0.00%	139
Original Loan Amount	0	139	0.00%	139
Original LTV	0	139	0.00%	139
Original P&I	0	139	0.00%	139
Prepayment Penalty Period	0	139	0.00%	139
Prepayment Penalty Period (months)	0	139	0.00%	139
Property Type	0	139	0.00%	139
Purpose	0	139	0.00%	139
Refi Purpose	0	139	0.00%	139
Representative FICO	0	139	0.00%	139
State	0	139	0.00%	139
Zip	0	139	0.00%	139
Total	98	5,560	1.76%	5560

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review covered the: (i) Guideline Review/Data, (ii) Servicing/Payment History Review, and (iii) Title Review. The details of each scope of review are covered below for the Guideline Review, Section 6 for the Valuation Review and Section 8 for the Servicing and Data Integrity Review.

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Guideline Review

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)*	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s) / Lender Commercial Loans Application*	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Commercial Loan Agreement*
Background check	Environmental reports*

Each loan was reviewed for adherence to the most recent

Small-Balance Commercial Mortgage Loan Underwriting Guidelines CM 100, CM 110 & CM 120 revision that is dated prior to the loan approval date as indicated on the Underwriting Narrative Summary for the loan being reviewed.

For this review, the procedures included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the guideline, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the guideline.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to guideline requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to guideline requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to guideline requirements.
▪	Reviewing Business Purpose Cert/LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the Business Purpose Cert/LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property.
▪	Confirming, if applicable financial reporting documentation such as, business license(s)P&L’s, tax returns and rent roll, are present, valid, and adheres to guideline requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to guideline requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Verifying presence of insurance requirements and adherence to guidelines.
▪	Documenting any non-approved guideline exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

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(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC conducted a valuation review utilizing various values and methodologies. In total, for the entire original population, AMC ordered secondary valuation products on eight (8) properties or (3) loans. These nine properties were residential 1-4 units, originated in the last 24 months. Once these valuations were received, AMC compared these values versus the origination appraisal. If a variance between the origination appraisal and the secondary appraisal was greater than 10%, an adverse event level was placed on the loan and an additional valuation product was ordered.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

(8) Other: review and methodology.

In addition to the procedures under Section 5 and 6 above, AMC conducted the following supplemental reviews:

Servicing Review

AMC reviewed twenty-four (24) months of payment histories on a sample of loans delinquent less than sixty (60) days and twelve (12) months collection comments on all loans delinquent more than twenty-nine (29) days for summary and analysis as of 8/31/2020. AMC provided summary comments and analysis to support whether the borrower will continue to perform and. also noted other servicing related concerns (disputes, litigation, property damage, borrower issues, loss mitigation analysis, etc.), where appropriate.

Data Integrity Review

For the loans in the Guideline Review population data points were reviewed between the data tape and the data collected by AMC.

Title Review

As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

Item 5. Summary of findings and conclusions of review

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 above.

SUMMARY OF FINDINGS AND CONCLUSIONS OF REVIEW

AMC’s reviews resulted in zero (0) total open EV3 level exception related to the Guidelines.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the assets, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the assets. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any assets or loan collateral that has been reviewed by AMC.

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CREDIT REVIEW RESULTS

Guideline Review Credit Results:

All one hundred thirty-nine (139) assets reviewed by AMC have a Credit grade of “B” or higher and 17.27% of the assets by number have a Credit grade of “A.” The “B” grades correspond to one hundred fifteen (115) assets. The lender issued a guideline exception/waiver with compensating factors. There is a total of two hundred forty-five (245) waived exceptions affecting one hundred thirteen (113) assets. Some assets received multiple waivers.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	24	17.27%
B	115	82.73%
C	0	0.00%
D	0	0.00%
Total	139	100.00%

VALUATION REVIEW RESULTS

The valuation review was bi-furcated based upon the underlying property bucket (residential or commercial). For residential assets, AMC ordered secondary valuation products starting with a desk review. For desk reviews that resulted in a 10% or greater variance or came back as indeterminable, AMC ordered a field review. No loans required a field review. All commercial assets received an “A” NRSRO valuation grade and per the scope of the review, no secondary valuation product was separately ordered by AMC during the review. Within the final securitization population, AMC ordered desk reviews (“CDAs”) on eight (8) residential assets. None of the assets had a value more than 10% below Origination Value or an Indeterminate CDA status. All of the assets received a Property grade “A”.

Guideline Review Valuation Results:

AMC’s review found that 100.00% of the assets in the securitization have a Valuation grade of “A.”

Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	139	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	139	100.00%

OVERALL RESULTS SUMMARY

Guideline Review Overall Results:

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	24	17.27%
B	115	82.73%
C	0	0.00%
D	0	0.00%
Total	139	100.00%

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After giving consideration to the grading implications of the Credit and Property/Valuation sections above, all one hundred thirty-nine (139) assets reviewed by AMC in the Full Guideline Review scope have an Overall grade of “B” or higher and 17.27% of the assets by number have an Overall grade of “A.”

COLLECTION COMMENT REVIEW SUMMARY

Of the 18 assets subject to the collection comment review, 6 assets (33.33%) triggered an EV2 exception level, and 12 assets (66.67%) triggered an EV3. Also note that some loans may have multiple exceptions

Servicing Review Grade	# of Loans	% of Loans
2	6	33.33%
3	12	66.67%
Total	18	100.00%
EV3 Exceptions	# Exceptions	% of loans
Collection Comments - Incomplete -	12	66.67%
Loan is in Foreclosure	1	5.56%
Total Grade (3) Exceptions:	13

PAYMENT HISTORY REVIEW SUMMARY

All one hundred thirty-nine (139) assets subjected to the Payment History Review had complete pay history strings. In total, fifty-eight (58) assets (41.73%) showed at least one delinquency within the look back period.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	81	58.27%
Delinquency, No Missing Data	58	41.73%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	139	100.00%
Lookback Period	Loan Count	% of Loans
Twenty-Four (24) Months	139	100.00%
Total	139	100.00%

SitusAMC TITLE REVIEW SUMMARY (19 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 19 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

•	Except with respect to 1 mortgage loan, there are no potential issues surrounding origination deed vesting concerns. With respect to this 1 mortgage loan with potential origination deed vesting concerns, the mortgage loan file contains a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage.
•	Except with respect to 4 Delinquent Property Taxes across 3 mortgage loan files, there are no unresolved property tax issues.
•	No unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
•	Except with respect to 7 Municipal Liens across 3 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
•	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.

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•	Except with respect to 11 Prior Liens across 6 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 11 Prior Liens across 6 mortgage loan files, all of the mortgage loan files contain a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage.
•	Except with respect to 6 Prior Mortgages across 4 mortgage loan files which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 6 Prior Mortgages across 4 mortgage loan files, all but 1 of the mortgage loan files contains a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage.
•	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL ASSETS POPULATION SUMMARY*

ALL ITEMS ARE RELEVANT FOR THE 139 LOANS IN THE GUIDELINE REVIEW THAT ARE STILL PART OF THE SECURITIZATION POPULATION.

*Percentages may not sum to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	1	0.72%	$600,000.00	0.42%
Adjustable	138	99.28%	$143,435,900.00	99.58%
Total	139	100.00%	$144,035,900.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	139	100.00%	$144,035,900.00	100.00%
Total	139	100.00%	$144,035,900.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Other-than-first-time Home Purchase	20	14.39%	$15,398,050.00	10.69%
Rate/Term Refinance - Borrower Initiated	35	25.18%	$34,038,350.00	23.63%
Cash Out: Other/Multi-purpose/Unknown Purpose	84	60.43%	$94,599,500.00	65.68%
Total	139	100.00%	$144,035,900.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	1	0.72%	$1,910,000.00	1.33%
121-180 Months	16	11.51%	$16,894,100.00	11.73%
241-360 Months	122	87.77%	$125,231,800.00	86.94%
Total	139	100.00%	$144,035,900.00	100.00%

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